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                                                                     EXHIBIT (s)


                                POWER OF ATTORNEY


      We, the undersigned officers and Trustees of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-2 filed by Eaton Vance Ohio Municipal Income Trust with the Securities and Exchange Commission in respect of preferred shares and other documents and papers relating thereto.

      IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


          SIGNATURE                TITLE                              DATE
          ---------                -----                              ----

/s/ Thomas J. Fetter        President and Principal             January 15, 1999
-------------------------   Executive Officer
Thomas J. Fetter

/s/ James L. O'Connor       Treasurer and Principal Financial   January 15, 1999
-------------------------   and Accounting Officer
James L. O'Connor

/s/ Jessica M. Bibliowicz   Trustee                             January 15, 1999
-------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight        Trustee                             January 15, 1999
-------------------------
Donald R. Dwight

/s/ James B. Hawkes         Trustee                             January 15, 1999
-------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III    Trustee                             January 15,1999
-------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer        Trustee                             January 15, 1999
-------------------------
Norton H. Reamer

/s/ Lynn A. Stout           Trustee                             January 15, 1999
-------------------------
Lynn A. Stout

/s/ Jack L. Treynor         Trustee                             January 15, 1999
-------------------------
Jack L. Treynor